Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

First Trust Natural Gas ETF

(the “Fund”)

Supplement to the Fund’s Statement of Additional Information

August 13, 2026

Notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, the reference to “ISE-Revere Natural GasTM Index” in the table set forth on page 6 of the Fund’s Statement of Additional Information is replaced with “Nasdaq FactSet Natural GasTM Index3” and the following is added as footnote number three (3) to the table:

(3)	Prior to May 1, 2026, the First Trust Natural Gas ETF’s Index was the ISE-Revere Natural GasTM Index.

Please Keep this Supplement with your Fund’s
Statement of Additional Information for Future Reference